SCUDDER
New Europe
Fund, Inc.

Semiannual Report
April 30, 1997

A non-diversified closed-end investment company seeking long-term capital appreciation through investment primarily in equity securities of companies traded on smaller or emerging European markets and companies that are viewed as likely to benefit from changes and developments throughout Europe.

Scudder New Europe Fund, Inc.
--------------------------------------------------------------------------------
Investment objective and policies
o long-term capital appreciation through investment primarily in equity securities of companies traded on smaller or emerging European markets and companies that are viewed as likely to benefit from changes and developments throughout Europe

Investment characteristics
o emphasis on "Specialized Investments," including equity securities of (i) privately-held European companies, (ii) European companies that have recently made initial public offerings of their shares, (iii) government-owned or controlled European companies that are being privatized, (iv) smaller publicly-held European companies, and (v) companies and joint ventures based in Eastern Europe
o  a non-diversified closed-end investment company
o a convenient vehicle for participation in opportunities available in smaller and emerging European markets and that result from the dynamic changes affecting Europe

Contents
--------------------------------------------------------------------------------
In Brief                                               3
Letter to Shareholders                                 3
Investment Summary                                     7
Portfolio Summary                                      8
Investment Portfolio                                   9
Financial Statements                                  15
Financial Highlights                                  18
Notes to Financial Statements                         19
Report of Independent Accountants                     22
Other Information                                     23
Dividend Reinvestment and
   Cash Purchase Plan                                 25
Directors and Officers                                27


General Information
--------------------------------------------------------------------------------
Executive offices

   Scudder New Europe Fund, Inc.
   345 Park Avenue
   New York, NY 10154
   For Fund information: 1-800-349-4281

Transfer agent, registrar and dividend reinvestment plan agent
   Boston Equiserve L.P.
   Investor Relations Department
   P.O. Box 8200
   Boston, MA 02266-8200
   Telephone: 1-800-426-5523

Custodian
   Brown Brothers Harriman & Co.

Legal Counsel
   Willkie Farr & Gallagher

Independent Accountants
   Coopers & Lybrand L.L.P.

New York Stock Exchange Symbol--NEF

--------------------------------------------------------------------------------
This report is sent to the shareholders of Scudder New Europe Fund, Inc. for their information. It is not a prospectus, circular, or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.
--------------------------------------------------------------------------------

Scudder New Europe Fund, Inc.
In Brief
--------------------------------------------------------------------------------
o For the six months ended April 30, 1997, Scudder New Europe Fund posted a total return based on net asset value of 10.32%, while the Fund's NYSE share price ended the period at $15.00, contributing to a total return of 7.57% for the semiannual period.

o While European fiscal policy remains tight in advance of the Maastricht deadline for European Monetary Union (EMU), falling interest rates and weaker currencies are lending support to a pick up in economic growth. At the company level, ongoing corporate restructuring is propelling stock prices.

o Fund strategy remains focused on identifying companies in Europe poised for growth on the basis of effective positioning in new or growing markets, as well as those companies whose global competitiveness will increase as they reap the benefits of restructuring.


Letter to Shareholders
--------------------------------------------------------------------------------
Dear Shareholders:

Most European equity markets posted positive returns for the six-month period ended April 30, 1997, with several registering record highs. However, in the last three months, a strengthening of the dollar versus Continental European currencies eroded returns for U.S. investors. Scudder New Europe Fund posted a total return based on net asset value for the six months ended April 30 of 10.32%, versus the unmanaged MSCI Europe Index return of 11.77% over the comparable period. For the twelve-month period ended April 30, the Fund's 20.56% return was roughly in keeping with the MSCI Europe Index return of 20.96%. The Fund's NYSE share price ended the period at $15.00, contributing to total returns of 7.57% for the semiannual period and 22.94% for the trailing twelve months.

Review of European Markets

Both cyclical and structural developments fueled stock prices in Continental Europe over the period. While European fiscal policy remains tight in advance of the Maastricht deadline for European Monetary Union (EMU), falling interest rates and weaker currencies are lending support to a pick up in economic growth. Smaller European markets fared best, led by Finland, where equities were driven up by falling interest rates and excellent performance from Nokia, a portfolio holding and substantial part of that country's market. Spain and Portugal also sparkled as favorable economic news and hopes for inclusion in the first round of EMU took hold. Both countries also enjoyed further success in their privatizations of leading companies. Spain showed particular progress in developing a broader investor base, as domestic retail investors enthusiastically participated in the privatizations as well as in several initial public offerings of smaller service-oriented companies.

The United Kingdom market, Europe's largest, provided returns that were slightly above the regional average over the period. Britain stands out from the European continent in a number of ways. First, the country's economic cycle is ahead of the rest of Europe, and activity is vibrant. Solid real wage gains and employment growth, a strong property market, and a stimulative monetary policy underpin consumer confidence. Britain's currency, the pound sterling, has strengthened appreciably, a concern for British exporters but a boon to consumers. In contrast to the rest of Europe, rising inflation and interest rate increases are a risk. On the political front, the long anticipated election on May 1 swept out the Conservative government after 18 years in power, as Tony

Blair, the new Prime Minister, pulled together a victory of historic proportions for the Labor Party. While the country and the markets await policy direction from the new government, Mr. Blair has transformed Labor into a more centrist party which appears to be supportive of a free market economy. His initial step of granting operational independence to the Bank of England is a most encouraging sign for capital markets.

Portfolio Focus on Beneficiaries of Expanding Markets, Restructuring

Fund strategy remains focused on identifying companies in Europe poised for growth on the basis of effective positioning in new or growing markets, as well as those companies whose global competitiveness will increase as they reap the benefits of restructuring.

TelePizza, a small, recently listed company in Spain, was added to the portfolio and is illustrative of a company positioned to capitalize on a rapidly expanding market opportunity. Started in 1988, the company has already captured a dominant market share of more than 50% in the nascent market for pizza restaurants and home delivery service in Spain. The fast food market in Spain is growing at a rate of over 30% per annum and the home delivery segment -- which accounts for two-thirds of TelePizza's sales -- is growing even faster. TelePizza has high national consumer brand awareness and actively markets on the local and regional levels as well. The company has shown an ability to increase sales per outlet, driven by a motivated employee base. It has an efficient cost structure, benefiting from the centralization of the chain's purchases as well as from a flexible workforce. Given the undeveloped state of the Spanish fast food market, the country seems able to absorb easily the company's aggressive expansion plans, which call for a 30% increase in stores over each of the next several years. TelePizza's strong cash flow should enable it comfortably to finance this expansion and we expect earnings growth to outstrip sales growth.

A second recently listed company, UK-based Avis Europe, was added to the portfolio over the period. A leading player in the European car rental market with a 16.5% market share, the company has an exclusive long term license to conduct vehicle rental operations throughout Europe, Africa and the Middle East under the Avis name. As the largest private purchaser of cars in Europe, Avis has been able to optimize fleet costs by obtaining significant discounts on auto purchases, helping to cover entry costs in high volume markets such as airports. Market dominance has also given management the ability to promote growth through partnerships with airlines and travel agencies. Avis is expected to benefit from an underpenetrated rental market in Europe, new opportunities in emerging markets, and ongoing consolidation in the industry.

Compass, another UK addition, gives the Fund further exposure to the trend towards outsourcing on the part of corporate managements. Compass is the largest contract caterer in the world, operating directly in more than 40 countries with access to more than 130 markets worldwide through strategic alliances. In an industry where size is a critical component, the company has been able to negotiate favorable global purchasing deals and customer service contracts, factors driving margin improvement. While North America and the UK are key markets for Compass, the greatest potential for growth is in Continental

Europe where the company is the market leader in Germany and Spain and has an important presence in Holland and France. The potential for growth in Germany is particularly strong given the underdeveloped status of the market and a broad corporate focus on restructuring and productivity issues. The contract catering industry should experience sustainable above-average growth driven by the efficiency gains corporations can realize through outsourcing.

Performance has been richly rewarded by positions taken early in the Fund's life and held over time in MLP (Germany), now the Fund's largest holding. MLP is a leading independent financial services company offering a complete range of insurance coverage in addition to financing, investment, and corporate consultancy services with products tailored to individual needs. Company strategy is to focus on college graduates and retain them as clients as they move into higher income brackets. Since its foundation 26 years ago, MLP has grown into a business with a corporate philosophy and customer structure that is unique in the German market. With three quarters of the customer base under the age of 35, the company stands to benefit from a reduction in state-supported pension schemes and the natural aging of this group. The company is benefiting from market deregulation as competitors incur the expenses of setting up new networks and the fact that smaller brokers are finding it difficult to survive. A strong earnings profile makes MLP one of the few growth stocks trading in the German market. MLP's share price rose more than 45% in U.S.
dollar terms over the six-month period.

Over the last six months we have sold a number of positions which seemed fully valued including, Thistle Hotels (UK), Waterford Wedgewood (Ireland), and IHC Caland (Holland). We also exited the disappointing holding Watmoughs in the UK.

Outlook: Structural Changes Hold Promise

Despite recent market returns that have been rewarding, this is a challenging time for investors in Europe. Uncertainties over the EMU process, political change in the UK, electoral volatility in France and Germany, and longstanding weak growth and high unemployment are among the litany of investor concerns. We nevertheless remain heartened by the significant changes sweeping Europe and the conviction behind the moves to deregulate, restructure, develop equity markets, and recognize shareholder interests. Short-term setbacks may lie ahead for the markets as well as for individual companies and stocks, but we believe investors in Europe will be able to reap substantial rewards over time as the quality and scope of investment opportunities continues to expand.

Finally, as noted in prior reports, the Directors regularly review the discount to net asset value at which the Fund trades on the NYSE. The Directors continue to be pleased with the performance of the Fund, and believe that the Fund's investment objective is best served by remaining closed-end, especially in view of the many smaller and relatively illiquid investments in the portfolio. Also, special efforts are continually being undertaken to convey this performance to the brokerage community and analysts who follow closed-end funds.

Scudder New Europe Fund remains an appropriate vehicle for investors seeking exposure to the potential for long-term capital appreciation offered by European equities. We thank you for your continued interest in the Fund.


Respectfully,


/s/Nicholas Bratt              /s/Daniel Pierce
Nicholas Bratt                 Daniel Pierce
President                      Chairman of the Board

SCUDDER NEW EUROPE FUND, INC.
INVESTMENT SUMMARY AS OF APRIL 30, 1997
-----------------------------------------------------------------
HISTORICAL
INFORMATION                                   TOTAL RETURN (%)
LIFE OF FUND   ---------------------------------------------------------------
                  MARKET VALUE        NET ASSET VALUE (a)         INDEX (b)
               -------------------   --------------------   -------------------
                           AVERAGE                AVERAGE               AVERAGE
               CUMULATIVE   ANNUAL   CUMULATIVE    ANNUAL   CUMULATIVE   ANNUAL
               -------------------   --------------------   -------------------
CURRENT QUARTER    4.35        --        1.16         --        4.07        --
ONE YEAR          22.94     22.94       20.56      20.56       20.96     20.96
THREE YEARS       37.50     11.20       56.53      16.11       53.23     15.27
FIVE YEARS        75.92     11.96       90.62      13.77       89.50     13.63
LIFE OF FUND*     38.98      4.68       82.91       8.74      116.33     11.36

-----------------------------------------------------------------
PER SHARE INFORMATION AND RETURNS (A)
YEARLY PERIODS ENDED APRIL 30

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) with the exact data points listed in the table below.

                       1990*    1991    1992    1993    1994    1995    1996    1997
                     ----------------------------------------------------------------
NET ASSET VALUE...   $11.60   $10.26  $ 9.96  $ 9.90  $11.75  $12.06  $15.19  $18.24
INCOME DIVIDENDS..   $   --   $  .47  $  .15  $  .08  $   --  $   --  $  .05  $  .06
CAPITAL GAINS
AND OTHER
DISTRIBUTIONS.....   $   --   $  .20  $  .15  $  .18  $   --  $   --  $   --  $   --
TOTAL RETURN (%)..     0.43    -4.98    0.55    2.60   18.69    2.64   26.50   20.56

(a) Total investment return reflects changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.

(b) MSCI Europe Index (14)

  * The Fund commenced operations on February 16, 1990.

    PAST RESULTS ARE NOT NECESSARILY INDICATIVE OF FUTURE PERFORMANCE OF THE
    FUND.

SCUDDER NEW EUROPE FUND, INC.
PORTFOLIO SUMMARY AS OF APRIL 30, 1997
---------------------------------------------------------------------------
GEOGRAPHICAL
Geographical breakdown of the Fund's equity securities
Germany                  15%
France                   13%
United Kingdom           13%
Poland                   10%
Italy                     9%
Portugal                  8%
Netherlands               7%
Other                    25%
                        ----
                        100%
                        ====

A graph in the form of a pie chart appears here,
illustrating the exact data points in the
above table.
---------------------------------------------------------------------------
SECTORS
Sector breakdown of the Fund's equity securities
Financial                14%
Manufacturing            13%
Consumer Discretionary   10%
Durables                 10%
Consumer Staples          9%
Technology                9%
Service Industries        8%
Communications            6%
Construction              6%
Other                    15%
                        ----
                        100%
                        ====

A graph in the form of a pie chart appears here,
illustrating the exact data points in the
above table.
---------------------------------------------------------------------------
TEN LARGEST EQUITY HOLDINGS
 1. MARSCHOLLEK LAUTENSCHLAEGER UND PARTNER AG
    Leading German independent life insurance company
 2. GETRONICS N.V.
    Dutch computer and software distributor
 3. JERONIMO MARTINS S.A.
    Portuguese food producer and retailer
 4. TELECOM ITALIA MOBILE SPA
    Cellular telecommunication services in Italy
 5. MANNESMANN AG
    German diversified construction and technology company
 6. SERCO GROUP PLC
    Facilities utility in the United Kingdom
 7. POWERGEN PLC
    Electric utility in the United Kingdom
 8. NOKIA AB OY
    Leading manufacturer of telecommunications equipment and cellular telephones in Finland
 9. AVIS EUROPE PLC
    Car rental services in the United Kingdom
10. COMPANIA TELEFONICA NACIONAL DE ESPANA S.A
    Telecommunication services in Spain

[LOGO] Scudder New Europe Fund, Inc.
Investment Portfolio as of April 30, 1997

============================================================================================================
                    Principal                                                                       Market
                    Amount ($)                                                                    Value ($)
------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS 5.4%
United States
                   15,824,000   Repurchase Agreement with Donaldson, Lufkin & Jenrette
                                   dated 4/30/97 at 5.375% to be repurchased at $15,826,363
                                   on 5/1/97, collateralized by a $15,906,000 U.S. Treasury
                                   Note, 6.5%,  8/31/01 (Cost $15,824,000) ....................   15,824,000
                                                                                                ------------
------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS 0.0%
                      Shares
                     --------
Finland
                      620,000   Diamond Cruise Ltd. "G" * (Cruise ship operator) (b)
                                   (Cost $1,842,496) ..........................................           --
                                                                                                ------------
------------------------------------------------------------------------------------------------------------
COMMON STOCKS 94.6%
Austria 2.6%
                       55,800   Flughafen Wien AG (Operator of terminals and facilities at
                                  Vienna International Airport) ...............................    2,311,744
                       15,000   VA Technologie AG (Engineering and construction company) ......    2,329,587
                       30,100   VAE Eisenbahnsysteme AG (Manufacturer of electronic
                                  railroad control systems) ...................................    2,911,350
                                                                                                ------------
                                                                                                   7,552,681
                                                                                                ------------

Czech Republic 1.0%
                       99,600   Central European Media Enterprises Ltd. "A" * (Owner and
                                  operator of national and regional private commercial
                                  television stations in central Europe and Germany) ..........    2,826,150
                                                                                                ------------
Finland 2.7%
                       70,000   Nokia AB Oy "A" (Leading manufacturer of
                                  telecommunications equipment and cellular telephones) .......    4,364,950
                       76,000   Pohjola Insurance Co., Ltd. "B" (Insurance company) ...........    2,162,100
                       17,700   TT Tieto Oy "B" (Manufacturer of computer software) ...........    1,343,912
                                                                                                ------------
                                                                                                   7,870,962
                                                                                                ------------
France 12%
                       10,200   Altran Technologies, S.A. (Engineering and consulting
                                  services for aerospace, telecommunications and
                                  electronics fields) .........................................    3,546,763
                       57,200   Assurances Generales de France * (Health, life, fire, accident
                                  and special risk insurance) .................................    1,860,617

    The accompanying notes are an integral part of the financial statements.

[LOGO] Scudder New Europe Fund, Inc.
Investment Portfolio (continued)

============================================================================================================
                                                                                                    Market
                      Shares                                                                       Value ($)
------------------------------------------------------------------------------------------------------------
                       20,600   Christian Dior (Leading fashion house) ........................    3,052,244
                       17,043   Credit Local de France (Bank) .................................    1,576,434
                       31,500   Dassault Systemes S.A.* (Computer aided design, manufacturing
                                  and engineering software products) ..........................    1,933,813
                       12,000   Essilor International* (Manufacturer of various types of
                                  lenses, eyeglasses, contact lenses and optical measuring
                                instruments) ..................................................    3,305,242
                       30,720   Groupe Axime S.A.* (Developer of financial databases,
                                  communication networks and trading computer systems
                                  for financial applications) .................................    3,693,977
                       10,700   Le Carbone-Lorraine (Manufacturer of industrial and
                                  technological systems and components) .......................    2,538,455
                       57,581   Michelin "B" * (Leading tire manufacturer) ....................    3,216,369
                       53,000   Salomon S.A. (Manufacturer of ski and golf equipment) .........    3,736,691
                       38,552   Total S.A. "B" (International oil and gas exploration,
                                  development and production) .................................    3,196,158
                       50,171   Valeo S.A. (Automobile and truck components manufacturer) .....    3,093,792
                                                                                                ------------
                                                                                                  34,750,555
                                                                                                ------------
Germany 14%
                       34,130   Adidas AG* (Manufacturer of sport shoes, clothing and
                                  equipment) ..................................................    3,556,337
                       63,550   B.U.S. Berzelius Umwelt-Service AG* (Reprocessing of
                                  high-zinc dust, aluminum-bearing salt slag) .................      761,243
                       83,000   BHW Holding AG* (Mortgage banking, insurance and real estate
                                  investment) .................................................    1,379,939
                       15,000   Fresenius AG (Developer, manufacturer and distributor of
                                  pharmaceuticals) ............................................    3,143,311
                       15,000   Fresenius AG Rights* ..........................................       58,017
                       13,500   Mannesmann AG (Bearer)* (Diversified construction and
                                  technology company) .........................................    5,307,259
                       77,500   Marschollek Lautenschlaeger und Partner AG (pfd)
                                  (Leading independent life insurance company) ................   15,658,825
                       39,400   Moebel Walther AG (pfd.) (Furniture retailer) .................    1,819,599
                      130,000   Pfeifer Vacuum Technology AG (ADR)* (Manufacturer of various
                                  pumps and vacuum systems) ...................................    3,022,500
                       15,000   SAP AG (pfd.) (Computer software manufacturer) ................    2,761,437
                       60,000   VEBA AG* (Electric utility, distributor of oil and chemicals)..    3,089,623
                                                                                                ------------
                                                                                                  40,558,090
                                                                                                ------------

    The accompanying notes are an integral part of the financial statements.

============================================================================================================
                                                                                                    Market
                      Shares                                                                       Value ($)
------------------------------------------------------------------------------------------------------------
Hungary 3.4%
                       60,000   Danubius Hotel & Spa* (Hotel operator) ........................    1,905,440
                       34,550   EGIS Rt* (Pharmaceutical company) .............................    2,194,432
                        9,000   EGIS Rt* (EDR) ................................................      571,500
                       82,100   Graboplast Rt* (Producer of home improvement materials,
                                  artificial leather and book bindings) .......................    3,762,570
                       30,000   Pannonplast Rt (Manufacturer of plastic products from PVC
                                  polypropylene, polyethylene and other raw materials) ........    1,494,785
                                                                                                ------------
                                                                                                   9,928,727
                                                                                                ------------
Italy 8.3%
                      163,000   Bulgari SpA* (Manufacturer and retailer of fine jewelry,
                                  luxury watches and perfumes) ................................    2,944,565
                      200,000   Gewiss SpA* (Manufacturer of electrical components) ...........    2,684,916
                       45,600   Gucci Group (New York Shares) (Designer and producer
                                  of personal luxury accessories and apparel) .................    3,163,500
                       50,000   Luxottica Group SpA* (ADR) (Manufacturer and marketer
                                  of eyeglasses) ..............................................    3,018,750
                      220,000   Mediolanum SpA* (Life insurance company) ......................    2,105,908
                       78,500   Saes Getters SpA* (Manufacturer of getters, refined chemicals
                                  used in cathode ray tubes and other monitors) ...............    1,113,394
                       55,000   Saes Getters SpA di Risparmio* ................................      497,585
                      600,000   Saipem SpA (International contractor in oil and gas exploration
                                  and drilling, construction of refineries and pipelines) .....    2,831,419
                    1,890,000   Telecom Italia Mobile SpA (Cellular telecommunication
                                  services) ...................................................    5,940,465
                                                                                                ------------
                                                                                                  24,300,502
                                                                                                ------------
Netherlands 6.9%
                      364,348   Getronics NV (Provider of computer installation and
                                  maintenance services) .......................................   11,028,953
                       19,625   Heineken Holdings NV "A" (Brewery) ............................    2,879,662
                       90,000   Qiagen NV* (Biopharmaceutical company) ........................    3,127,500
                       25,565   Wolters Kluwer CVA (Publisher) ................................    3,028,556
                                                                                                ------------
                                                                                                  20,064,671
                                                                                                ------------
Norway 0.9%
                      150,555   Saga Petroleum AS "A" * (Oil and gas exploration and
                                  production) .................................................    2,631,120
                                                                                                ------------
Poland 9.1%
                       74,000   Agros Holdings S.A. "C" * (Fruit and vegetable processing) ....    2,105,596

    The accompanying notes are an integral part of the financial statements.

[LOGO] Scudder New Europe Fund, Inc.
Investment Portfolio (continued)

============================================================================================================
                                                                                                    Market
                      Shares                                                                       Value ($)
------------------------------------------------------------------------------------------------------------
                      124,200   Bank Rozwoju Eksportu S.A. (Export bank) ......................    2,984,255
                       13,900   Bank Slaski S.A.* (Bank) ......................................    1,151,375
                      200,000   Budimex S.A.* (Construction of apartment houses and
                                  sewage treatment facilities) ................................    2,181,473
                      320,000   Bydgoska Fabryka Kabli S.A.* (Manufacturer of cables, wires and
                                  insulating materials) .......................................    2,428,075
                      102,900   Computerland Poland S.A.* (Provider of computer services
                                  and systems) ................................................    2,992,981
                       93,400   Debica S.A. "A" * (Tire manufacturer) .........................    2,332,785
                      240,000   Elektrim Spolka Akcyjna S.A. (Manufacturer of power equipment,
                                  electrical machinery and apparatus) .........................    2,147,328
                       47,000   Gorazdze Cement S.A.* (Cement producer) .......................    1,560,228
                       10,524   ITI Group S.A.* (Telecommunication services) (b) ..............    2,052,180
                      107,900   Krosno S.A. (Manufacturer of wide range of glassware) .........    1,671,546
                       23,700   Kutnowskie Zaklady Farmaceutyczne Polfa S.A. "A" * (Producer
                                  of pharmaceuticals, veterinary medicines, food components) ..      921,625
                       88,000   Zaklady Metali Lekkich Kety (Manufacturer of aluminum
                                  casting alloys and products) ................................    1,919,696
                                                                                                ------------
                                                                                                  26,449,143
                                                                                                ------------
Portugal 7.7%
                      150,000   Cimentos de Portugal S.A.* (Manufacturer of cement, ready
                                  mix concrete and aggregates) ................................    3,225,436
                      144,999   Jeronimo Martins S.A. (Food producer and retailer) ............    8,670,095
                      110,300   Portugal Telecom S.A. (Telecommunication services) ............    4,061,815
                       49,999   Publico Comunicacao Social S.A.* (Newspaper publisher) (b) ....      574,932
                      110,000   Seguros Tranquilidade S.A. (Insurance company) ................    2,338,757
                      162,500   Semapa S.A. (Cement producer) .................................    3,475,536
                                                                                                ------------
                                                                                                  22,346,571
                                                                                                ------------
Spain 3.6%
                       22,990   Acerinox, S.A. (Stainless steel producer) .....................    3,358,752
                       24,000   Catalana Occidenta S.A.* (Insurance company) ..................    1,260,696
                       30,000   Compania Telefonica Nacional de Espana S.A ....................
                                  (Telecommunication services) ................................      768,442
                       54,000   Compania Telefonica Nacional de Espana S.A. (ADR) .............    4,158,000
                       22,334   Tele Pizza, S.A.* (Operator of fast-food pizza restaurants
                                  in Spain, Portugal, Poland, Mexico and Chile) ...............    1,023,479
                                                                                                ------------
                                                                                                  10,569,369
                                                                                                ------------

    The accompanying notes are an integral part of the financial statements.

============================================================================================================
                                                                                                    Market
                      Shares                                                                       Value ($)
------------------------------------------------------------------------------------------------------------
Sweden 2.5%
                       70,000   Autoliv AB (Manufacturer of automobile safety bags) ...........    2,547,077
                      108,400   L.M. Ericsson Telephone Co. "B" (ADR)
                                  (Leading manufacturer of cellular telephone equipment) ......    3,644,950
                       16,600   WM-Data AB* (Data consulting and systems for
                                  large Nordic companies) .....................................    1,205,926
                                                                                                ------------
                                                                                                   7,397,953
                                                                                                ------------
Switzerland 6.0%
                        2,741   ABB AG (Bearer) (Manufacturer of electrical equipment) ........    3,320,451
                       11,200   Adecco S.A. (Bearer)* (Personnel and temporary employment
                                  company) ....................................................    3,739,667
                          500   Baloise Holdings Ltd. (Registered)* (Provider of private,
                                  commercial and corporate insurance, life insurance,
                                  international reinsurance) ..................................    1,055,310
                       16,078   Ciba Specialty Chemical* (Registered) (Manufacturer of
                                  chemical products for plastics, coatings, fibers and fabrics).    1,385,752
                        4,994   Clariant AG (Registered)* (Manufacturer of color chemicals) ...    2,860,493
                        1,920   Novartis AG (Bearer) (Pharmaceutical company) .................    2,530,465
                          289   Novartis AG (Registered) ......................................      380,888
                        4,900   Phoenix Mecano AG (Bearer)* (Manufacturer of housings
                                  and components for computers) ...............................    2,244,656
                                                                                                ------------
                                                                                                  17,517,682
                                                                                                ------------
Turkey 0.6%
                    1,593,000   Migros Turkey* (Retailer) .....................................    1,615,559
                                                                                                ------------
United Kingdom 12.7%
                    1,980,000   Avis Europe PLC* (Car rental services) ........................    4,330,526
                      243,000   Brake Brothers PLC (Specialist supplier of frozen foods to the
                                  catering industry) ..........................................    1,976,295
                      396,000   Cobham PLC (Manufacturer of aerospace components) .............    4,048,240
                      270,000   Compass Group PLC (International catering group) ..............    2,957,006
                          725   Creditanstalt Central Europe Fund* (Investment company) (b) ...    1,387,942
                      560,000   Hardy Oil & Gas PLC (Oil and gas exploration and
                                  development) ................................................    2,821,565
                      485,000   N Brown Group PLC (Home shopping catalogue retailer) ..........    3,241,212
                      105,000   PowerGen PLC (ADR) (Electric utility in the United Kingdom) ...    4,488,750
                      400,214   Provident Financial PLC (Personal finance group) ..............    3,721,739
                      475,000   Serco Group PLC (Facilities management company) ...............    5,155,967

    The accompanying notes are an integral part of the financial statements.

[LOGO] Scudder New Europe Fund, Inc.
Investment Portfolio (continued)

============================================================================================================
                                                                                                    Market
                      Shares                                                                       Value ($)
------------------------------------------------------------------------------------------------------------
                      205,494   Spirax-Sarco Engineering PLC (Manufacturer of products
                                  for control and management of steam and other
                                  industrial fluids) ..........................................    2,347,089
                      355,195   TLG PLC (Manufacturer and supplier of lighting equipment
                                  and systems) ................................................      632,998
                                                                                                ------------
                                                                                                  37,109,329
                                                                                                ------------
United States 0.6%
                      120,000   Rofin-Sinar Technologies Inc.* (Manufacturer of laser products
                                   use for cutting and welding) ...............................    1,785,000
                                                                                                ------------
                                Total Common Stocks (Cost $164,746,850) .......................  275,274,064
                                                                                                ------------
------------------------------------------------------------------------------------------------------------
                                Total Investment Portfolio -100.0% (Cost $182,413,346) (a) ....  291,098,064
                                                                                                ============
------------------------------------------------------------------------------------------------------------

*     Non-income producing security.

(a) The cost for federal income tax purposes was $182,413,346 At April 30, 1997, net unrealized appreciation for all securities based on tax cost was $108,684,718. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $114,700,760 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $6,016,042.

(b) Securities valued in good faith by the Valuation Committee of the Board of Directors at fair value amounted to $4,015,054 (1.4% of net assets). These values have been estimated by the Valuation Committee in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at April 30, 1997 aggregated $5,997,811. These securities may also have certain restrictions as to resale.

    The accompanying notes are an integral part of the financial statements.

[LOGO] Scudder New Europe Fund, Inc.
Financial Statements
================================================================================

--------------------------------------------------------------------------------
 Statement of Assets and Liabilities
 April 30, 1997
--------------------------------------------------------------------------------
 ASSETS
 Investments, at market (identified
   cost $182,413,346) ...............................             $ 291,098,064
 Cash ...............................................                       450
 Receivables:
    Investments sold ................................                 1,332,436
    Dividends and interest ..........................                   412,847
    Foreign taxes recoverable .......................                   319,210
    Other ...........................................                     5,005
                                                                  -------------
     Total assets ...................................               293,168,012
 LIABILITIES
 Payables:
    Accrued management fee ..........................   $279,383
    Other payables and accrued expenses .............    175,314
                                                        --------
     Total liabilities ..............................                   454,697
                                                                  -------------
 Net assets, at market value ........................             $ 292,713,315
                                                                  =============
 NET ASSETS
 Net assets consist of:
    Accumulated distributions in excess of net
      investment income .............................             $    (813,665)
    Unrealized appreciation on:
     Investments ....................................               108,684,718
     Foreign currency related transactions ..........                   (28,384)
    Accumulated net realized gain ...................                 5,070,084
    Paid-in capital .................................               179,800,562
                                                                  -------------
 Net assets, at market value ........................             $ 292,713,315
                                                                  =============
 Net asset value per share ($292,713,315 / 16,049,224
    shares of common stock issued and outstanding,
    $.01 par value, 100,000,000 shares authorized)...                    $18.24
                                                                         ======

    The accompanying notes are an integral part of the financial statements
--------------------------------------------------------------------------------

[LOGO] Scudder New Europe Fund, Inc.
Financial Statements (continued)
================================================================================

--------------------------------------------------------------------------------
 Statement of Operations
 Six Months Ended April 30, 1997
--------------------------------------------------------------------------------

 Investment income
    Income:
     Dividends (net of foreign taxes withheld
       of $186,226) ..................................              $ 1,310,044
     Interest ........................................                  364,175
                                                                    -----------
                                                                      1,674,219
                                                                    -----------

    Expenses:
     Management fee .................................. $1,650,639
     Custodian and accounting fees ...................    275,607
     Directors' fees and expenses ....................     71,151
     Reports to shareholders .........................     49,827
     Auditing ........................................     38,857
     Services to shareholders ........................     20,018
     Legal ...........................................      2,795
     Other ...........................................     21,187     2,130,081
                                                       ----------   -----------
    Net investment loss ..............................                 (455,862)
                                                                    -----------
 Net realized and unrealized gain (loss) on
   investment transactions
    Net realized gain (loss) from:
     Investments .....................................  9,835,151
     Foreign currency related transactions ...........     19,268      9,854,419
                                                       ----------
    Net unrealized appreciation (depreciation) during
      the period on:
     Investments ..................................... 17,874,457
     Foreign currency related transactions ...........    (41,638)   17,832,819
                                                       ----------   -----------
    Net gain on investment transactions ..............               27,687,238
                                                                    -----------
 Net increase in net assets resulting from operations.              $27,231,376
                                                                    ===========

    The accompanying notes are an integral part of the financial statements
--------------------------------------------------------------------------------

================================================================================
--------------------------------------------------------------------------------
 Statements of Changes in Net Assets
--------------------------------------------------------------------------------
                                                     Six Months
                                                        Ended      Year Ended
                                                      April 30,   October 31,
Increase (Decrease) in Net Assets                       1997         1996
--------------------------------------------------------------------------------
 Operations:
    Net investment income (loss) ................  $   (455,862) $    743,364
    Net realized gain from investment
      transactions ..............................     9,854,419    10,363,364
    Net unrealized appreciation on investment
      transactions during the period ............    17,832,819    43,572,097
                                                   ------------  ------------
 Net increase in net assets resulting from
      operations ................................    27,231,376    54,678,825
                                                   ------------  ------------
 Distributions to shareholders from net
      investment income .........................      (962,847)     (802,249)
                                                   ------------  ------------
 Net asset value of shares issued to shareholders
      in reinvestment of distributions ..........        26,056        29,112
                                                   ------------  ------------
 Increase in net assets .........................    26,294,585    53,905,688
 Net assets at beginning of period ..............   266,418,730   212,513,042
                                                   ------------  ------------
 Net assets at end of period (including
   accumulated distributions in excess of
   net investment income of $813,665 and
   undistributed net investment income of
   $605,044, respectively) ......................  $292,713,315  $266,418,730
                                                   ============  ============

 Other Information
 Increase in Fund Shares

 Shares outstanding at beginning of period ......    16,047,487    16,044,970
 Shares issued to shareholders in reinvestment
   of distributions .............................         1,737         2,517
                                                   ------------  ------------
 Shares outstanding at end of period ............    16,049,224    16,047,487
                                                   ============  ============

    The accompanying notes are an integral part of the financial statements
--------------------------------------------------------------------------------

[LOGO] Scudder New Europe Fund, Inc.
Financial Highlights
================================================================================

--------------------------------------------------------------------------------
 The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements and market price data.
--------------------------------------------------------------------------------


                                       Six Months
                                          Ended            Years Ended October 31,
                                        April 30,  ---------------------------------------
                                          1997     1996     1995     1994    1993    1992
------------------------------------------------------------------------------------------
Per Share Operating Performance
Net asset value, beginning of
  period ..............................  $16.60   $13.24   $11.61   $10.72  $ 9.12  $10.12
                                         ------   ------   ------   ------  ------  ------
Income from investment operations:
  Net investment income (loss)(a) .....    (.03)     .05      .05      .02     .03     .07
  Net realized and unrealized
    gain (loss) on investment
    transactions ......................    1.73     3.36     1.58     0.87    1.83    (.77)
                                         ------   ------   ------   ------  ------  ------
Total from investment
  operations ..........................    1.70     3.41     1.63     0.89    1.86    (.70)
                                         ------   ------   ------   ------  ------  ------
Less distributions from: ..............    (.06)    (.05)      --       --    (.08)   (.15)
 Net investment income
 Net realized gains on
   investment transactions.............      --       --       --       --    (.18)   (.13)
 Additional paid-in capital ...........      --       --       --       --      --    (.02)
                                         ------   ------   ------   ------  ------  ------
Total distributions ...................    (.06)    (.05)      --       --    (.26)   (.30)
                                         ------   ------   ------   ------  ------  ------
Net asset value, end of period ........  $18.24   $16.60   $13.24   $11.61  $10.72  $ 9.12
                                         ======   ======   ======   ======  ======  ======
Market value, end of period ...........  $15.00   $14.00   $10.25   $ 9.75  $10.25  $ 8.25
                                         ======   ======   ======   ======  ======  ======
Total Return
Per share market value (%) ............    7.57**  37.18     5.13    (4.88)  28.25   (5.05)
Per share net asset value (%)(b) ......   10.32**  25.92    14.04     8.30   21.33   (6.65)

Ratios and Supplemental Data
Net assets, end of period
  ($ millions) ........................     293      266      213      186     172     146
Ratio of operating expenses to
  average net assets (%) ..............    1.51*    1.51     1.62     1.67    1.72    1.76
Ratio of net investment income
  (loss) to average net assets (%) ....    (.32)*    .31      .39      .20     .33     .78
Portfolio turnover rate (%) ...........   41.76*    35.3     32.4     43.2    32.7    25.7
Average commission rate paid (c) ......  $.0389   $.0463       --       --      --      --

(a)  Based on monthly average shares outstanding during the period.
(b) Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.
(c) Average commission rate paid per share of common and preferred stocks is calculated for fiscal years ending on or after October 31, 1996.
 *   Annualized
 **  Not Annualized
--------------------------------------------------------------------------------

[LOGO] Scudder New Europe Fund, Inc.
Notes to Financial Statements
================================================================================

A. Significant Accounting Policies

Scudder New Europe Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq System, for which there have been sales, are valued at the most recent sale price reported on such system. If there are no such sales, the value is the high or "inside" bid quotation. Securities which are not quoted on the Nasdaq System but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Portfolio debt securities with remaining maturities greater than sixty days are valued by pricing agents approved by the officers of the Fund, which quotations reflect broker/dealer- supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Short-term investments having a maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and domestic or foreign broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least 100.5% of the resale price.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

      (i) market value of investment securities, other assets and liabilities at the daily rates of exchange, and

     (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the daily rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments which is due to changes in the foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

[LOGO] Scudder New Europe Fund, Inc.
Notes to Financial Statements (continued)
================================================================================

Net realized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex and payment dates on dividends, interest, and foreign withholding taxes.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily.

Forward contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of the forward contract to buy and the forward contract to sell are included in net realized and unrealized gain
(loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes, and no federal income tax provision was required.

At October 31, 1996, the Fund had a net tax basis capital loss carryforward of approximately $4,784,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2001, the expiration date, whichever occurs first.

Distribution of Income and Gains. Distribution of net investment income is made. During any particular year net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investments in forward contracts, passive foreign investment companies, and foreign denominated investments. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Other. Investment security transactions are accounted for on a trade-date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

B. Purchases and Sales of Securities

For the six months ended April 30, 1997, purchases and sales of investment securities (excluding short-term investments) aggregated $56,211,573 and $56,797,665, respectively.

================================================================================

C. Related Parties

Under the Fund's Investment Advisory, Management and Administration Agreement (the "Management Agreement") with Scudder, Stevens & Clark, Inc. (the "Manager"), the Manager directs the investments of the Fund in accordance with the Fund's investment objectives, policies, and restrictions and under the direction and control of the Fund's Board of Directors. In addition to portfolio management services, the Manager provides certain administrative services in accordance with the Management Agreement. The Fund pays to the Manager a monthly fee at an annualized rate of 1.25% of the Fund's average weekly net assets up to and including $75 million, 1.15% of such net assets on the next $125 million, and 1.10% of such net assets in excess of $200 million, computed and accrued daily and payable monthly. For the six months ended April 30, 1997, the fee pursuant to such Management Agreement amounted to $1,650,639 which was equivalent to an annual effective rate of 1.17% of the Fund's average weekly net assets.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended April 30, 1997, the amount charged to the Fund by SFAC aggregated $84,981 of which $14,308 is unpaid at April 30, 1997.

The Fund pays each Director not affiliated with the Manager $6,000 annually, plus specified amounts for attended board and committee meetings. For the six months ended April 30, 1997, Directors' fees and expenses aggregated $71,151.

[LOGO] Scudder New Europe Fund, Inc.
Report of Independent Accountants
================================================================================

To the Board of Directors and Shareholders of Scudder New
Europe Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Scudder New Europe Fund, Inc., including the investment portfolio, as of April 30, 1997, and the related statement of operations for the six months then ended, the statements of changes in net assets for the six months then ended and for the year ended October 31, 1996, and the financial highlights for the six months ended April 30, 1997 and for each of the five years in the period ended October 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Scudder New Europe Fund, Inc. as of April 30, 1997, the results of its operations for the six months then ended, the changes in its net assets for the six months then ended and for the year ended October 31, 1996, and the financial highlights for the six months ended April 30, 1997 and for each of the five years in the period ended October 31, 1996 in conformity with generally accepted accounting principles.

Boston, Massachusetts COOPERS & LYBRAND L.L.P.
June 13, 1997

Other Information
--------------------------------------------------------------------------------
Investment Manager

   The investment manager of Scudder New Europe Fund, Inc. is Scudder, Stevens & Clark, Inc., one of the most experienced investment management and investment counsel firms in the United States. Established in 1919, the firm provides investment counsel for individuals, investment companies and institutions. Scudder has offices throughout the United States and subsidiaries in London and Tokyo.

   Scudder has been a leader in international investment management for over 40 years. It manages Scudder International Fund, which was initially incorporated in Canada in 1953 as the first foreign investment company registered with the United States Securities and Exchange Commission. Scudder's investment company clients include nine other open-end investment companies which invest primarily in foreign securities.

   In addition to the Fund, Scudder also manages the assets of seven other closed-end investment companies which invest in foreign securities. The Argentina Fund, Inc., The Brazil Fund, Inc., The Korea Fund, Inc., The Latin America Dollar Income Fund, Inc., Scudder World Income Opportunities Fund, Inc., Scudder New Asia Fund, Inc., and The First Iberian Fund, Inc.

Dividend Reinvestment and Cash Purchase Plan

   We are pleased to advise you of an optional plan for the automatic reinvestment of your dividends and capital gains distributions in shares of the Fund. We recommend that you consider enrolling in the Dividend Reinvestment and Cash Purchase Plan (the "Plan") to build your investment. The Plan's features are more fully described on page 26.

Net Asset Value

   The Fund's NAV is published every Monday in The Wall Street Journal under the heading "Closed End Funds." The Fund's NAV is also published in The New York Times and Barron's.

   As a service to overseas shareholders, the Fund's NAV is listed daily in The Financial Times ("FT"). The NAV of the Fund, and other Scudder managed closed-end funds, can be found in the "FT Managed Funds Service" section under the heading "other off-shore funds" below the Scudder, Stevens & Clark banner.

                                    This Page
                                  intentionally
                                   left blank.

Dividend Reinvestment and Cash Purchase Plan
--------------------------------------------------------------------------------
The Plan

   The Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan") offers you an automatic way to reinvest your dividends and capital gains distributions in shares of the Fund. The Plan also provides for cash investments in Fund shares of $100 to $3,000 semiannually through The First National Bank of Boston, the Plan Agent.

Participation in the Plan

   If you own shares in your own name, you can participate directly in the Plan. If you choose to participate in the Plan, your dividends and capital gains distributions will be promptly invested for you, automatically increasing your holdings in the Fund. If the Fund declares a dividend or capital gains distribution payable either in cash or in stock of the Fund, you will automatically receive stock. If your shares are held in the name of a brokerage firm, bank, or other nominee as the shareholder of record, please consult your nominee (or any successor nominee) to determine whether it is participating in the Plan on your behalf. Many nominees are generally authorized to receive cash dividends unless they are specifically instructed by a client to reinvest. If you would like your nominee to participate in the Plan on your behalf, you should give your nominee instructions to that effect as soon as possible.

Pricing of Dividends and Distributions

   If the market price per share on the payment date for the dividend or distribution (the "Valuation Date") equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at the greater of the following on the Valuation Date: (a) net asset value, or (b) 95% of the market price. The Valuation Date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading date, the next preceding trading date. If the net asset value exceeds the market price of Fund shares at such time, participants in the Plan are considered to have elected to receive shares of stock from the Fund, valued at market price, on the Valuation Date. In either case, for Federal income tax purposes, the shareholder receives a distribution equal to the market value on Valuation Date of new shares issued. State and local taxes may also apply. If the Fund should declare an income dividend or net capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' account on, or shortly after, the payment date.

Voluntary Cash Purchases

   Participants in the Plan have the option of making additional cash payments to the Plan Agent, semiannually, in any amount from $100 to $3,000, for investment in the Fund's shares. The Plan Agent will use all such monies received from participants to purchase Fund shares in the open market on or about February 15 and August 15. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before February 15, or August 15, as the case may be. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested.

Participant Plan Accounts

   The Plan Agent maintains all participant accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by participants for personal and tax records. Shares in the account of each plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each participant will be able to vote those shares purchased pursuant to the Plan at a shareholder meeting or by proxy.

No Service Fee to Reinvest

   There is no service fee charged to participants for reinvesting dividends or distributions from net realized capital gains. The Plan Agent's fees for the handling of the reinvestment of dividends and capital gains distributions will be paid by the Fund. There will be no brokerage commissions with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, participants will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of any dividends or capital gains distributions payable only in cash.

Costs for Cash Purchases

   With respect to purchases of Fund shares from voluntary cash payments, the Plan Agent will charge $1.00 for each such purchase for a participant. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases of Fund shares in connection with voluntary cash payments made by the participant.

   Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and pro-rating the lower commission thus attainable.

Amendment or Termination

   The Fund and the Plan Agent each reserve the right to terminate the Plan. Notice of the termination will be sent to the participants of the Plan at least 30 days before the record date for a dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by giving at least 30 days' written notice to participants in the Plan.

   A participant may terminate his account under the Plan by written notice to the Plan Agent. If the written notice is received 10 days before the record day of any distribution, it will be effective immediately. If received after that date, it will be effective as soon as possible after the reinvestment of the dividend or distribution.

   If a participant elects to sell his shares before the Plan is terminated, the Plan Agent will deduct a $3.50 fee plus brokerage commissions from the sale transaction.

Plan Agent Address and Telephone Number

   You may obtain more detailed information by requesting a copy of the Plan from the Plan Agent. All correspondence (including notifications) should be directed to: Scudder New Europe Fund Dividend Reinvestment and Cash Purchase Plan, c/o First National Bank of Boston, P.O. Box 8209, Boston, MA 02266-8209, 1-800-426-5523.


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

Directors and Officers
--------------------------------------------------------------------------------
DANIEL PIERCE*
    Chairman of the Board and Director

NICHOLAS BRATT*
    President and Director

PAUL BANCROFT III
    Director

MARY JOHNSTON EVANS
    Director

RICHARD M. HUNT
    Director

WILLIAM H. LUERS
    Director

WILSON NOLEN
    Director

LADISLAS O. RICE
    Director

PAUL J. ELMLINGER*
    Director, Vice President and
    Assistant Secretary

CAROL L. FRANKLIN*
    Vice President

JOAN R. GREGORY*
    Vice President

JERARD K. HARTMAN*
    Vice President

DAVID S. LEE*
    Vice President

THOMAS F. McDONOUGH*
    Vice President and Secretary

PAMELA A. McGRATH*
    Vice President and Treasurer

EDWARD J. O'CONNELL*
    Vice President and Assistant Treasurer

KATHRYN L. QUIRK*
    Vice President and Assistant Secretary

*Scudder, Stevens & Clark, Inc.


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